SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2004

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15070	521253406
(State or other Jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Bethesda Metro Center, Suite 700, Bethesda, MD	20814
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-1992

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

RegeneRx Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing that Defiante Farmaceutica, Lda, a Portuguese company that is part of an Italian pharmaceutical group, Sigma-Tau, headquartered in Rome, Italy, exercised warrants that the Company had previously granted in June 2003. The information contained in the press release, which is attached as Exhibits 99.1 to this Form 8-K, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1 Copy of Press Release dated September 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RegeneRx Biopharmaceuticals, Inc. (Registrant)

Date: September 8, 2004

	By:	/s/ J.J. Finkelstein
J.J. Finkelstein
President and Chief
Executive Officer